UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2006

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	1-7627	74-1895085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas	77024-3411
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Management Incentive Compensation Plan for Fiscal 2006

On February 21, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Frontier Oil Corporation (“Frontier”) established the annual financial goals for Frontier and the incentive awards payable to the participating employees of Frontier under the Management Incentive Compensation Plan for Fiscal 2006 (the “Bonus Plan”). Each participant’s incentive target is a percentage of the participant’s base salary, and the amount of the actual bonus payment could range from zero to twice the incentive target, based upon the extent to which the pre-established annual financial goals are met or exceeded. The financial goals under the Bonus Plan are based on the net income of Frontier during fiscal 2006. The incentive targets established for each of the executive officers of Frontier are set forth in the table below. A summary of the Bonus Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Long-Term Incentive Compensation Program for 2006

On February 21, 2006, the Committee approved a Long-Term Incentive Compensation Program for 2006 (the “Incentive Program”) for a long-term incentive award payable to the employees of Frontier participating in the Incentive Program, including each of Frontier’s executive officers. Frontier granted performance stock units under the Frontier Oil Corporation Omnibus Incentive Compensation Plan (the “Omnibus Plan”) to each participant, subject to shareholder approval of the Omnibus Plan. Effective April 26, 2006 when the Omnibus Plan was approved by the shareholders of Frontier, each participant was granted performance stock units under the Omnibus Plan and, based upon the achievement of performance criteria, will receive a specified amount of restricted stock to the extent the pre-established performance criteria are met or exceeded. The maximum shares of restricted stock that each of Frontier’s executive officers could receive are set forth in the table below. The form of stock unit/restricted stock agreement is set forth in Exhibit 4.8 to Frontier’s Registration Statement on Form S-8 (SEC File No. 333-133595), filed on April 27, 2006, and is incorporated herein by reference.

Executive Officer	2006 Annual Base Salary	Incentive Target for 2006 (Percentage of Base Salary)	Maximum Number of Shares of Restricted Stock
James R. Gibbs Chairman of the Board, Chief Executive Officer and President	$850,000	100%	198,102
Michael C. Jennings Executive Vice President-Chief Financial Officer	$389,000	60%	59,430
W. Reed Williams Executive Vice President-Refining & Marketing	$495,000	60%	-
Jon D. Galvin Vice President	$270,000	50%	19,810
Nancy J. Zupan Vice President-Controller	$265,000	40%	19,810
J. Currie Bechtol Vice President-General Counsel & Secretary	$260,000	40%	26,412
Gerald B. Faudel Vice President-Corporate Relations and Environmental Affairs	$210,000	40%	13,207
Doug S. Aron Vice President-Corporate Finance	$175,000	40%	13,207

Executive Officer Compensation

A summary of the compensation for Frontier’s executive officers for fiscal 2006 is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit
10.1	Management Incentive Compensation Plan for Fiscal 2006
10.2

Form of Frontier Oil Corporation Omnibus Incentive Compensation Plan Stock Unit/Restricted Stock Award (incorporated by reference to Exhibit 4.8 to Frontier’s Registration Statement on Form S-8 (SEC File No. 333-133595), filed on April 27, 2006)

10.3	Summary of Compensation for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2007

FRONTIER OIL CORPORATION

By:	/s/ Michael C. Jennings
Name:	Michael C. Jennings
Title:	Executive Vice President,
Chief Financial Officer